UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

P.F. Chang’s China Bistro, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7676 E. Pinnacle Peak Road, Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 888-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of P.F. Chang’s China Bistro, Inc. (the “Company”), pursuant to the Delaware General Corporation Law and the Bylaws of the Company, approved an amendment to Section 2.1 of the Company’s Bylaws, effective January 5, 2009, increasing the minimum number of directors comprising the Board to six (from five) and the maximum number of directors comprising the Board to ten (from eight) and setting the initial number at nine. The primary purpose of this amendment was to accommodate the appointment of Robert Vivian as a director (as previously disclosed). The foregoing description is qualified in its entirety by reference to the amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01(d). Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amendment to Section 2.1 of the Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2009

P.F. Chang’s China Bistro, Inc.

/s/ Mark D. Mumford
Mark D. Mumford
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Section 2.1 of the Amended and Restated Bylaws